UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2015

WESTERN ASSET

GLOBAL GOVERNMENT

BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consisting of current income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Government Bond Fund for the six-month reporting period ended November 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

II	Western Asset Global Government Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended November 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s final reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By November 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5% and 1.6% in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.5% in 2016.

Western Asset Global Government Bond Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. The Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the six months ended November 30, 2015. However, at its meeting that ended on December 16, 2015, after the reporting period ended, the Fed raised the federal funds rate for the first time since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.” However, in its official statement after the December meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, after the reporting period ended, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2015?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury note was 0.61%. Its low for the period was 0.55% on July 8, 2015, and it peaked at 0.94% on November 23, 2015, as well as on the last day of the reporting period on November 30, 2015. The yield on the ten-year Treasury note began the period at 2.12%. Its low for the period of 2.01% occurred on August 24, 2015. Its peak of 2.50% was on June 10, 2015 and the ten-year Treasury note concluded the reporting period at 2.21%.

IV	Western Asset Global Government Bond Fund

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield corporate bonds and U.S. Treasury Inflation-Protected Securities (“TIPS”)v were among the weakest performers over the six months ended November 30, 2015. In contrast, sectors that are generally less sensitive to rising interest rates, such as asset-backed securities, posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, returned -0.12% during the six months ended November 30, 2015.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -0.71% during the six months ended November 30, 2015. The asset class declined during three of the first four months of the reporting period. These setbacks were triggered by a number of factors, including concerns over economic growth in China, falling commodity prices, expectations for future Fed rate hikes and geopolitical issues. The asset class then rallied in October 2015 as investor risk appetite improved and was largely flat in November 2015.

Performance review

For the six months ended November 30, 2015, Class I shares of Western Asset Global Government Bond Fund returned -1.26%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Index (Unhedged)viii, returned -0.72% for the same period. The Lipper International Income Funds Category Average1 returned -2.67% over the same time frame.

Performance Snapshot as of November 30, 2015 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Government Bond Fund:
Class A	-1.42%
Class C	-1.78%
Class R	-1.48%
Class I	-1.26%
Citigroup World Government Bond Index (Unhedged)	-0.72%
Lipper International Income Funds Category Average[1]	-2.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Global Government Bond Fund	V

Investment commentary (cont’d)

deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2015 for Class A, Class C, Class R and Class I shares were 2.37%, 1.56%, 2.06% and 2.77%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R and Class I shares would have been 0.75%, -0.35%, 0.01% and 0.98%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2015, the gross total annual operating expense ratios for Class A, Class C, Class R and Class I shares were 1.60%, 2.46%, 2.09% and 1.27%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.20% for Class R shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase

VI	Western Asset Global Government Bond Fund

volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is “non-diversified,” which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii	The Citigroup World Government Bond Index (“WGBI”) (Unhedged) is a market-capitalization-weighted index consisting of the government bond markets of 23 countries.

Western Asset Global Government Bond Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2015 and May 31, 2015 and does not include derivatives such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2015 and held for the six months ended November 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.42%	$1,000.00	$985.80	0.95%	$4.72	Class A	5.00%	$1,000.00	$1,020.25	0.95%	$4.80
Class C	-1.78	1,000.00	982.20	1.70	8.42	Class C	5.00	1,000.00	1,016.50	1.70	8.57
Class R	-1.48	1,000.00	985.20	1.20	5.96	Class R	5.00	1,000.00	1,019.00	1.20	6.06
Class I	-1.26	1,000.00	987.40	0.65	3.23	Class I	5.00	1,000.00	1,021.75	0.65	3.29

2	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

[1]	For the six months ended November 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Global Govt.	— Western Asset Global Government Bond Fund

4	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Global Govt.	— Western Asset Global Government Bond Fund

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2015

Western Asset Global Government Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 55.6%
Canada — 1.1%
Government of Canada, Bonds	2.250%	6/1/25	160,000	CAD	$126,879
Germany — 1.6%
Bundesrepublik Deutschland, Bonds	2.500%	8/15/46	140,000	EUR	191,125	(a)
Hungary — 4.2%
Republic of Hungary, Bonds	5.500%	6/24/25	124,140,000	HUF	493,327
Italy — 3.7%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.750%	9/1/44	100,000	EUR	153,042	(a)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.250%	9/1/46	230,000	EUR	278,392	(a)
Total Italy					431,434
Malaysia — 4.7%
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	2,270,000	MYR	542,705
Mexico — 15.3%
United Mexican States, Senior Bonds	8.000%	6/11/20	17,350,000	MXN	1,162,206
United Mexican States, Senior Bonds	8.500%	11/18/38	2,180,000	MXN	156,763
United Mexican States, Senior Bonds	7.750%	11/13/42	6,963,000	MXN	465,064
Total Mexico					1,784,033
Philippines — 3.9%
Republic of Philippines, Senior Bonds	3.900%	11/26/22	22,000,000	PHP	457,361
Poland — 3.8%
Republic of Poland, Bonds	3.250%	7/25/25	1,690,000	PLN	439,495
South Korea — 17.3%
Republic of Korea, Senior Bonds	4.250%	6/10/21	2,100,000,000	KRW	2,022,739
Total Sovereign Bonds (Cost — $7,050,823)					6,489,098
Corporate Bonds & Notes — 2.0%
Consumer Staples — 0.5%
Tobacco — 0.5%
Reynolds American Inc., Senior Notes	5.850%	8/15/45	50,000		55,905
Energy — 1.5%
Energy Equipment & Services — 0.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	40,000		30,200
Oil, Gas & Consumable Fuels — 1.2%
California Resources Corp., Senior Notes	6.000%	11/15/24	50,000		30,000
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	20,000		8,462
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	20,000		8,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	40,000		34,700
QEP Resources Inc., Senior Notes	6.875%	3/1/21	10,000		9,550

See Notes to Financial Statements.

6	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

Western Asset Global Government Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
QEP Resources Inc., Senior Notes	5.250%	5/1/23	10,000		$8,925
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	40,000		37,300
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	10,000		8,850
Total Oil, Gas & Consumable Fuels					146,287
Total Energy					176,487
Total Corporate Bonds & Notes (Cost — $278,935)					232,392
Non-U.S. Treasury Inflation Protected Securities — 6.2%
Brazil — 6.2%
Federative Republic of Brazil, Notes (Cost — $1,302,099)	6.000%	8/15/50	3,203,437	BRL	725,402
U.S. Government & Agency Obligations — 16.9%
U.S. Government Obligations — 16.9%
U.S. Treasury Bonds	4.500%	2/15/36	350,000		450,693
U.S. Treasury Notes	0.375%	5/31/16	700,000		699,727
U.S. Treasury Notes	0.875%	7/15/17	830,000		830,194
Total U.S. Government & Agency Obligations (Cost — $1,981,994)					1,980,614
U.S. Treasury Inflation Protected Securities — 3.0%
U.S. Treasury Notes, Inflation Indexed (Cost — $350,913)	0.250%	1/15/25	361,678		348,581

		Expiration Date	Contracts
Purchased Options — 0.1%
U.S. Dollar/Euro, Call @ $1.08 (Cost — $3,244)		1/7/16	231,290		5,984
Total Investments before Short-Term Investments (Cost — $10,968,008)					9,782,071

			Shares
Short-Term Investments — 3.5%
Money Market Funds — 3.5%
State Street Institutional Treasury Plus Money Market Fund, Premier Class (Cost — $407,501)	0.000%		407,501		407,501
Total Investments — 87.3% (Cost — $11,375,509#)					10,189,572
Other Assets in Excess of Liabilities — 12.7%					1,481,815
Total Net Assets — 100.0%					$11,671,387

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Global Government Bond Fund

Abbreviations used in this schedule:
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
HUF	— Hungarian Forint
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
PLN	— Polish Zloty

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Put	12/24/15	$117.50	3	$281
U.S. Treasury 5-Year Notes Futures, Put	2/19/16	118.25	6	3,141
Total Written Options (Premiums received — $5,135)				$3,422

Summary of Investments by Country**
United States	25.2%
South Korea	19.9
Mexico	17.5
Brazil	7.1
Malaysia	5.3
Hungary	4.8
Philippines	4.5
Poland	4.3
Italy	4.2
Germany	1.9
Canada	1.3
Short-Term Investments	4.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2015 and are subject to change.

See Notes to Financial Statements.

8	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2015

Assets:
Investments, at value (Cost — $11,375,509)	$10,189,572
Foreign currency, at value (Cost — $1,229,257)	1,204,220
Unrealized appreciation on forward foreign currency contracts	174,763
Interest receivable	142,988
Foreign currency collateral for open futures contracts, at value (Cost — $71,259)	74,848
Deposits with brokers for written options	27,982
Deposits with brokers for open futures contracts	19,225
Receivable from investment manager	12,902
Receivable for Fund shares sold	11
Prepaid expenses	41,098
Total Assets	11,887,609

Liabilities:
Unrealized depreciation on forward foreign currency contracts	115,936
Payable to broker — variation margin on open futures contracts	36,685
Written options, at value (premiums received — $5,135)	3,422
Directors’ fees payable	68
Service and/or distribution fees payable	56
Payable for Fund shares repurchased	13
Accrued expenses	60,042
Total Liabilities	216,222
Total Net Assets	$11,671,387

Net Assets:
Par value (Note 7)	$1,372
Paid-in capital in excess of par value	14,924,712
Undistributed net investment income	6,126
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(2,070,081)
Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(1,190,742)
Total Net Assets	$11,671,387

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	9

Statement of assets and liabilities (unaudited) (cont’d)

November 30, 2015

Net Assets:
Class A	$213,497
Class C	$10,211
Class R	$10,420
Class I	$11,437,259

Shares Outstanding:
Class A	25,155
Class C	1,215
Class R	1,228
Class I	1,344,635

Net Asset Value:
Class A (and redemption price)	$8.49
Class C*	$8.40
Class R (and redemption price)	$8.49
Class I (and redemption price)	$8.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.87

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2015

Investment Income:
Interest	$359,986

Expenses:
Registration fees	44,315
Investment management fee (Note 2)	38,882
Audit and tax fees	20,290
Custody fees	12,305
Fund accounting fees	10,563
Shareholder reports	10,505
Transfer agent fees (Note 5)	7,156
Insurance	615
Legal fees	389
Service and/or distribution fees (Notes 2 and 5)	306
Directors’ fees	290
Commitment fees (Note 8)	4
Miscellaneous expenses	2,555
Total Expenses	148,175
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(91,655)
Net Expenses	56,520
Net Investment Income	303,466

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,718,909)
Futures contracts	35,791
Written options	17,127
Foreign currency transactions	1,155,658
Net Realized Loss	(510,333)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	267,224
Futures contracts	(76,128)
Written options	1,713
Foreign currencies	(370,555)
Change in Net Unrealized Appreciation (Depreciation)	(177,746)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(688,079)
Decrease in Net Assets From Operations	$(384,613)

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended November 30, 2015 (unaudited) and the Year Ended May 31, 2015	November 30	May 31

Operations:
Net investment income	$303,466	$808,110
Net realized gain (loss)	(510,333)	1,164,627
Change in net unrealized appreciation (depreciation)	(177,746)	(1,122,555)
Increase (Decrease) in Net Assets From Operations	(384,613)	850,182

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(687,001)	(555,976)
Decrease in Net Assets From Distributions to Shareholders	(687,001)	(555,976)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,609,826	4,885,284
Reinvestment of distributions	562,268	416,018
Cost of shares repurchased	(14,121,184)	(7,292,162)
Decrease in Net Assets From Fund Share Transactions	(9,949,090)	(1,990,860)
Decrease in Net Assets	(11,020,704)	(1,696,654)

Net Assets:
Beginning of period	22,692,091	24,388,745
End of period*	$11,671,387	$22,692,091
*Includes undistributed net investment income of:	$6,126	$389,661

See Notes to Financial Statements.

12	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.95	$8.86	$8.45	$9.32	$9.56

Income (loss) from operations:
Net investment income	0.13	0.29	0.15	0.29	0.16
Net realized and unrealized gain (loss)	(0.26)	0.02	0.28	(0.88)	0.28
Total income (loss) from operations	(0.13)	0.31	0.43	(0.59)	0.44

Less distributions from:
Net investment income	(0.33)	(0.22)	(0.02)	(0.22)	(0.68)
Net realized gains	—	—	—	(0.06)	—
Total distributions	(0.33)	(0.22)	(0.02)	(0.28)	(0.68)

Net asset value, end of period	$8.49	$8.95	$8.86	$8.45	$9.32
Total return[6]	(1.42)%	3.49%	5.06%	(6.34)%	4.77%

Net assets, end of period (000s)	$213	$199	$105	$134	$11

Ratios to average net assets:
Gross expenses	2.12%[7]	1.60%	1.92%[7]	1.49%	1.35%[7]
Net expenses[8,9]	0.95 [7]	0.95	0.95 [7]	0.95	0.95 [7]
Net investment income	3.01 [7]	3.25	4.12 [7]	3.38	2.45 [7]

Portfolio turnover rate	80%	127%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.85	$8.78	$8.40	$9.29	$9.56

Income (loss) from operations:
Net investment income	0.10	0.23	0.12	0.23	0.14
Net realized and unrealized gain (loss)	(0.26)	0.00 [6]	0.28	(0.90)	0.26
Total income (loss) from operations	(0.16)	0.23	0.40	(0.67)	0.40

Less distributions from:
Net investment income	(0.29)	(0.16)	(0.02)	(0.16)	(0.67)
Net realized gains	—	—	—	(0.06)	—
Total distributions	(0.29)	(0.16)	(0.02)	(0.22)	(0.67)

Net asset value, end of period	$8.40	$8.85	$8.78	$8.40	$9.29
Total return[7]	(1.78)%	2.61%	4.73%	(7.24)%	4.26%

Net assets, end of period (000s)	$10	$10	$10	$10	$43

Ratios to average net assets:
Gross expenses	3.11%[8]	2.46%	2.78%[8]	2.50%	2.18%[8]
Net expenses[9,10]	1.70 [8]	1.70	1.70 [8]	1.70	1.69 [8]
Net investment income	2.25 [8]	2.54	3.39 [8]	2.48	2.20 [8]

Portfolio turnover rate	80%	127%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

See Notes to Financial Statements.

14	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.94	$8.85	$8.46	$9.32	$9.56

Income (loss) from operations:
Net investment income	0.12	0.28	0.14	0.27	0.14
Net realized and unrealized gain (loss)	(0.25)	0.00 [6]	0.27	(0.87)	0.29
Total income (loss) from operations	(0.13)	0.28	0.41	(0.60)	0.43

Less distributions from:
Net investment income	(0.32)	(0.19)	(0.02)	(0.20)	(0.67)
Net realized gains	—	—	—	(0.06)	—
Total distributions	(0.32)	(0.19)	(0.02)	(0.26)	(0.67)

Net asset value, end of period	$8.49	$8.94	$8.85	$8.46	$9.32
Total return[7]	(1.48)%	3.23%	4.81%	(6.53)%	4.60%

Net assets, end of period (000s)	$10	$11	$11	$10	$10

Ratios to average net assets:
Gross expenses	2.58%[8]	2.09%	2.11%[8]	1.92%	1.60%[8]
Net expenses[9,10]	1.20 [8]	1.20	1.20 [8]	1.20	1.19 [8]
Net investment income	2.81 [8]	3.08	3.89 [8]	3.07	2.21 [8]

Portfolio turnover rate	80%	127%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2015[3]	2015	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]

Net asset value, beginning of period	$8.96	$8.86	$8.45	$9.32	$9.25	$9.60	$9.14

Income (loss) from operations:
Net investment income	0.15	0.32	0.16	0.33	0.23	0.24	0.25
Net realized and unrealized gain (loss)	(0.26)	0.02	0.27	(0.89)	0.54	(0.14)	0.33
Total income (loss) from operations	(0.11)	0.34	0.43	(0.56)	0.77	0.10	0.58

Less distributions from:
Net investment income	(0.34)	(0.24)	(0.02)	(0.25)	(0.70)	(0.45)	(0.11)
Net realized gains	—	—	—	(0.06)	—	(0.00) [6]	(0.01)
Total distributions	(0.34)	(0.24)	(0.02)	(0.31)	(0.70)	(0.45)	(0.12)

Net asset value, end of period	$8.51	$8.96	$8.86	$8.45	$9.32	$9.25	$9.60
Total return[7]	(1.26)%	3.82%	5.08%	(6.03)%	8.51%	1.03%	6.28%

Net assets, end of period (000s)	$11,437	$22,472	$24,263	$30,500	$66,225	$89,467	$76,609

Ratios to average net assets:
Gross expenses	1.71%[8]	1.27%	1.32%[8]	1.03%[9]	0.76%	0.76%	0.78%
Net expenses[10,11]	0.65 [8]	0.65	0.65 [8]	0.65 [9]	0.67	0.72	0.74
Net investment income	3.52 [8]	3.61	4.43 [8]	3.62	2.38	2.48	2.59

Portfolio turnover rate	80%	127%	59%	97%	219%	132%	92%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2015 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]	Amount represents less than $0.005 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.04%.

See Notes to Financial Statements.

16	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Government Bond Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$6,489,098	—	$6,489,098
Corporate bonds & notes	—	232,392	—	232,392
Non-U.S. Treasury inflation protected securities	—	725,402	—	725,402
U.S. government & agency obligations	—	1,980,614	—	1,980,614
U.S. Treasury inflation protected securities	—	348,581	—	348,581
Purchased options	—	5,984	—	5,984
Total long-term investments	—	$9,782,071	—	$9,782,071
Short-term investments†	$407,501	—	—	407,501
Total investments	$407,501	$9,782,071	—	$10,189,572
Other financial instruments:
Futures contracts	$2,518	—	—	$2,518
Forward foreign currency contracts	—	$174,763	—	174,763
Total other financial instruments	$2,518	$174,763	—	$177,281
Total	$410,019	$9,956,834	—	$10,366,853

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$3,422	—	—	$3,422
Futures contracts	39,309	—	—	39,309
Forward foreign currency contracts	—	$115,936	—	115,936
Total	$42,731	$115,936	—	$158,667

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

20	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

22	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2015, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $119,358. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2015, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $27,982, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2015, no provision for income tax is

24	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual fund operating expenses are not expected to exceed 0.95%, 1.70%, 1.20% and 0.65% for Class A, Class C, Class R and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

During the six months ended November 30, 2015, fees waived and/or expenses reimbursed amounted to $91,655.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Pursuant to these arrangements, at November 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I
Expires May 31, 2016	$447	$44	$40	$74,447
Expires May 31, 2017	1,085	78	96	137,275
Expires May 31, 2018	1,073	72	72	90,438
Total fee waivers/expense reimbursements subject to recapture	$2,605	$194	$208	$302,160

For the six months ended November 30, 2015, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2015, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended November 30, 2015.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$8,384,886	$2,245,790
Sales	16,285,109	1,396,146

At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$60,854
Gross unrealized depreciation	(1,246,791)
Net unrealized depreciation	$(1,185,937)

26	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

At November 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Long-Term Bonds	4	3/16	$613,482	$616,000	$2,518
Contracts to Sell:
Euro-Bund	6	12/15	972,501	1,003,574	(31,073)
Euro-Buxl 30-Year Bonds	1	12/15	159,854	164,970	(5,116)
U.S. Treasury 5-Year Notes	21	3/16	2,490,299	2,492,273	(1,974)
U.S. Treasury 10-Year Notes	4	3/16	504,604	505,750	(1,146)
					(39,309)
Net unrealized depreciation on open futures contracts					$(36,791)

During the six months ended November 30, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2015	—	—
Options written	1,350,009	$22,262
Options closed	—	—
Options exercised	—	—
Options expired	(1,350,000)	(17,127)
Written options, outstanding as of November 30, 2015	9	$5,135

At November 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	229,015	BRL	899,000	Barclays Bank PLC	1/19/16	$56
PHP	25,516,885	USD	545,233	Citibank, N.A.	1/19/16	(5,557)
USD	305,132	BRL	1,197,246	Citibank, N.A.	1/19/16	214
INR	87,155,364	USD	1,310,804	Deutsche Bank AG	1/19/16	(13,888)
KRW	209,409,586	USD	179,782	Deutsche Bank AG	1/19/16	792
USD	90,906	BRL	356,625	Deutsche Bank AG	1/19/16	80
USD	2,347,486	KRW	2,750,901,725	Deutsche Bank AG	1/19/16	(24,612)
USD	1,009,647	PHP	47,231,302	Deutsche Bank AG	1/19/16	10,718
USD	1,052,692	INR	69,551,383	JPMorgan Chase & Co.	1/19/16	17,732
USD	976,650	MYR	4,132,694	JPMorgan Chase & Co.	1/19/16	10,335
USD	414,237	CAD	541,905	Barclays Bank PLC	2/16/16	8,462
USD	24,905	EUR	22,776	Barclays Bank PLC	2/16/16	785
MXN	26,985,737	USD	1,611,357	Citibank, N.A.	2/16/16	8,452
USD	77,845	EUR	71,443	Citibank, N.A.	2/16/16	2,189
USD	29,265	JPY	3,560,000	Citibank, N.A.	2/16/16	283
USD	201,634	PLN	790,651	Citibank, N.A.	2/16/16	6,289

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	330,692	EUR	302,018	Credit Suisse London	2/16/16	$10,861
USD	61,640	GBP	40,000	Credit Suisse London	2/16/16	1,385
USD	880,813	JPY	106,558,161	Credit Suisse London	2/16/16	13,326
AUD	569,739	USD	405,460	Deutsche Bank AG	2/16/16	4,986
CAD	653,887	USD	495,360	Deutsche Bank AG	2/16/16	(5,733)
EUR	822,187	USD	896,308	Deutsche Bank AG	2/16/16	(25,630)
JPY	44,759,400	USD	367,920	Deutsche Bank AG	2/16/16	(3,534)
SEK	166,639	USD	19,375	Deutsche Bank AG	2/16/16	(219)
USD	363,486	GBP	240,205	Deutsche Bank AG	2/16/16	1,651
USD	1,029,997	HUF	297,795,543	Deutsche Bank AG	2/16/16	18,037
USD	2,769,283	MXN	46,389,652	Deutsche Bank AG	2/16/16	(15,237)
USD	69,844	NZD	106,377	Deutsche Bank AG	2/16/16	176
USD	41,737	SGD	59,000	Deutsche Bank AG	2/16/16	20
USD	525,970	AUD	741,095	HSBC Bank USA, N.A.	2/16/16	(7,924)
USD	355,408	CNY	2,283,000	HSBC Bank USA, N.A.	2/16/16	300
USD	390,773	CNY	2,542,800	HSBC Bank USA, N.A.	2/16/16	(4,745)
USD	162,895	EUR	149,577	HSBC Bank USA, N.A.	2/16/16	4,496
USD	402,581	EUR	370,000	Royal Bank of Canada	2/16/16	10,759
GBP	280,000	USD	430,638	UBS AG London	2/16/16	(8,857)
USD	1,458,363	EUR	1,337,122	UBS AG London	2/16/16	42,379
Total						$58,827

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

28	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$5,984	$5,984
Futures contracts[3]	$2,518	—	2,518
Forward foreign currency contracts	—	174,763	174,763
Total	$2,518	$180,747	$183,265

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$3,422	—	$3,422
Futures contracts[3]	39,309	—	39,309
Forward foreign currency contracts	—	$115,936	115,936
Total	$42,731	$115,936	$158,667

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(9,569)	$(9,569)
Written options	—	17,127	17,127
Futures contracts	$35,791	—	35,791
Forward foreign currency contracts[2]	—	1,312,595	1,312,595
Total	$35,791	$1,320,153	$1,355,944

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$2,740	$2,740
Written options	$1,713	—	1,713
Futures contracts	(76,128)	—	(76,128)
Forward foreign currency contracts[2]	—	(361,193)	(361,193)
Total	$(74,415)	$(358,453)	$(432,868)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,789
Written options	5,981
Futures contracts (to buy)	949,111
Futures contracts (to sell)	4,887,306
Forward foreign currency contracts (to buy)	12,994,812
Forward foreign currency contracts (to sell)	25,942,558

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$5,984	—	$5,984
Forward foreign currency contracts	174,763	—	174,763
Total	$180,747	—	$180,747

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$3,422	$(3,422)	—
Futures contracts[5]	36,685	(36,685)	—
Forward foreign currency contracts	115,936	—	$115,936
Total	$156,043	$(40,107)	$115,936

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

30	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at an annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$229	$64
Class C	51	17
Class R	26	15
Class I	—	7,060
Total	$306	$7,156

For the six months ended November 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,073
Class C	72
Class R	72
Class I	90,438
Total	$91,655

6. Distributions to shareholders by class

	Six Months Ended November 30, 2015	Year Ended May 31, 2015
Net Investment Income:
Class A	$6,056	$4,721
Class C	347	184
Class R	379	226
Class I	680,219	550,845
Total	$687,001	$555,976

Western Asset Global Government Bond Fund 2015 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

7. Capital shares

At November 30, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,729	$74,992	18,315	$164,233
Shares issued on reinvestment	709	6,056	529	4,721
Shares repurchased	(6,490)	(57,367)	(8,516)	(76,720)
Net increase	2,948	$23,681	10,328	$92,234

Class C
Shares issued on reinvestment	40	$347	21	$184
Net increase	40	$347	21	$184

Class R
Shares sold	—	—	17	$146
Shares issued on reinvestment	45	$379	25	226
Shares repurchased	—	—	(115)	(1,035)
Net increase (decrease)	45	$379	(73)	$(663)

Class I
Shares sold	409,006	$3,534,834	526,747	$4,720,905
Shares issued on reinvestment	64,642	555,486	46,053	410,887
Shares repurchased	(1,637,972)	(14,063,817)	(801,218)	(7,214,407)
Net decrease	(1,164,324)	$(9,973,497)	(228,418)	$(2,082,615)

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended November 30, 2015, the Fund incurred a commitment fee in the amount of $4. The Fund did not utilize the Redemption Facility during the period ended November 30, 2015.

9. Deferred capital losses

As of May 31, 2015, the Fund had deferred capital losses of $1,372,978, which have no expiration date, that will be available to offset future taxable capital gains.

32	Western Asset Global Government Bond Fund 2015 Semi-Annual Report

Board approval of management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and each of Western Japan, Western Singapore and WAML, a “Subadviser,” and together, “Western Asset International”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 24, 2015 and October 20 and 27, 2015. At a meeting held on November 17, 2015, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset Management Company (“Western Asset) with respect to the Western Asset organization as a whole when considering the approval of the Investment Advisory Agreements between LMPFA and the Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, relevant investment advisory personnel and representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the

Western Asset Global Government Bond Fund	33

Board approval of management and advisory agreements (unaudited) (cont’d)

ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three- and five-year periods ended August 31, 2015. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by one or more of the Subadvisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

34	Western Asset Global Government Bond Fund

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Global Government Bond Fund	35

Western Asset

Global Government Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Global Government Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Government Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Government Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013145 1/16 SR15-2683

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 19, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 19, 2016